EXHIBIT 31



               STATEMENT FURNISHED PURSUANT TO SECTION 302 OF THE
               SARBANES-OXLEY ACT OF 2002, 18 U.S.C. SECTION 1350

I, Robert C. White, certify that:

          1. I have reviewed this quarterly report on Form 10-QSB of Wake Forest Bancshares, Inc.;

          2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

          3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the issuer as of, and for, the periods presented in this report;

          4. The issuer's other certifying officers and I are responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the issuer and have:

             a. Designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the issuer, including its consolidated subsidiaries, is made known to us by others within those entities, particularly during the period in which this report is being prepared;

             b. Evaluated the effectiveness of the issuer's disclosure controls and procedures and presented in this report our conclusions about the effectiveness of the disclosure controls and procedures as of the end of the period covered by this report based on such evaluation; and

             c. Disclosed in this report any change in the issuer's internal control over financial reporting that occurred during the issuer's most recent fiscal quarter that has materially affected, or is reasonably likely to materially affect, the issuer's internal control over financial reporting; and

          5. The registrant's other certifying officers and I have disclosed, based on our most recent evaluation of internal control over financial reporting, to the issuer's auditors and the audit committee of issuer's board of directors (or persons performing the equivalent function):

             a. All significant deficiencies and material weaknesses in the design or operation of internal controls over financial reporting which are reasonably likely to adversely affect the issuer's ability to record, process, summarize and report financial information; and

             b. Any fraud, whether or not material, that involves management or other employees who have a significant role in the issuer's internal controls over financial reporting.

          Date: August 12, 2003

                                                     /s/ Robert C. White
                                                     ---------------------------
                                                     Robert C. White
                                                     Chief Executive Officer
                                                     and Chief Financial Officer


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